MET INVESTORS SERIES TRUST	SUMMARY PROSPECTUS May 1, 2011

MetLife Aggressive Strategy Portfolio

Class A and Class B Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2011, and the financial statements of the Portfolio for the year ended December 31, 2010, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. The summary prospectuses, prospectuses and statement of additional information for the investment companies in which the Portfolio invests (the “Underlying Portfolios”) may be obtained in the same manner as you would obtain a copy of the Portfolio’s Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are for the year ended December 31, 2010, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts but do reflect the fees and expenses of the Underlying Portfolios. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B
Management Fee	0.09%	0.09%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund (Underlying Portfolio) Fees and Expenses	0.74%	0.74%

Total Annual Portfolio Operating Expenses and Acquired Fund (Underlying Portfolio) Fees and Expenses Before Expense Waiver	0.85%	1.10%
Contractual Expense Waiver*	0.01%	0.01%

Total Annual Portfolio Operating Expenses and Acquired Fund (Underlying Portfolio) Fees and Expenses After Expense Waiver	0.84%	1.09%

*	MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or reimburse all expenses (other than Underlying Portfolio fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses) so as to limit Total Annual Operating Expenses (other than Underlying Portfolio fees and expenses, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expenses) of the Portfolio to 0.10% for Class A shares and 0.35% for Class B shares. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Trustees of the Portfolio.

As an investor in an Underlying Portfolio, the Portfolio bears its pro-rata portion of the operating expenses of that Underlying Portfolio, including such Underlying Portfolio’s management fee. The percentage shown for Acquired Fund (Underlying Portfolio) Fees and Expenses shows the fees and expenses that the Portfolio incurred indirectly as a result of its investments in shares of the relevant Underlying Portfolios during the last fiscal year.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio, including the cost of investing in the Underlying Portfolios, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends, that the Portfolio’s operating expenses remain the same and that all expense limitations of the Portfolio and the Underlying Portfolios remain in effect only for the period ending April 30, 2012. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B
1 Year	$86	$112
3 Years	$271	$351
5 Years	$472	$608
10 Years	$1,051	$1,345

Portfolio Turnover

The Portfolio, which operates as a fund of funds, does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13.1% of the average value of its portfolio. Some of the Underlying Portfolios, however, may have portfolio turnover rates as high as 200% or more.

Principal Investment Strategies

The Portfolio seeks to achieve its objective by investing substantially all of its assets in Class A shares of the Underlying Portfolios, which are portfolios of Met Investors Series Trust (the “Trust”) and Metropolitan Series Fund, Inc. (the “Fund”). The Portfolio has a target allocation between the two broad asset classes (equity and fixed income). MetLife Advisers, LLC (“MetLife Advisers”), the adviser to the Portfolio, establishes specific target investment percentages for the asset classes and the various components of each asset category. MetLife Advisers determines these target allocations based on a variety of factors, including its long-term outlook for the return and risk characteristics of the various asset classes and the relationship between those assets classes. MetLife Advisers then selects the Underlying Portfolios in which the Portfolio invests based on, among other factors, the Underlying Portfolios’ investment objectives, policies, investment processes and portfolio analytical and management personnel.

Under normal circumstances, the Portfolio invests substantially all of its assets in Underlying Portfolios that may hold large cap, small cap, mid cap or foreign equity securities in accordance with target allocations of 100% to equity securities.

The following chart describes the target allocations, as of May 1, 2011, to equity securities. You should note that these percentages do not directly correspond to investment in the Underlying Portfolios because each Underlying Portfolio may contain one or more asset classes (e.g., equity and fixed income) and each Underlying Portfolio may contain various subsets of an asset class (e.g., small cap, mid cap and foreign securities). Although the Portfolio’s investments in the Underlying Portfolios will be made in an attempt to achieve the target allocations, the actual allocations may vary from the Portfolio’s target allocations in the chart below. Deviations from the asset class target allocations will affect the asset class subset target allocations. In addition, the Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes.

Asset Class		Target Allocation
Equity	100%
U.S. Large Cap U.S. Mid Cap U.S. Small Cap Foreign Equity		38% 23% 9% 30%

The “Foreign Equity” allocation shown above may be invested in foreign equity securities of any capitalization but primarily will be invested in larger capitalization companies.

The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest in equity securities. These investments include Underlying Portfolios that invest in stock of large established U.S. companies, as well, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.

Periodically, MetLife Advisers will evaluate the Portfolio’s allocation between equity and fixed income, inclusive of the exposure to various investment styles and asset sectors, relative to the Portfolio’s risk profile. It is anticipated that changes between these broad asset classes will be within a range of plus or minus 10%. Concurrently, MetLife Advisers will consider whether to make changes to the Portfolio’s investments in any of the Underlying Portfolios.

For additional information about the Portfolio’s investment strategies, the names of the Underlying Portfolios in which the Portfolio may invest and the actual allocation percentages of the Portfolio’s investments in the Underlying Portfolios as of the end of the prior quarter, please see “Additional Information about this Portfolio’s Investment Strategies” in the Prospectus.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Direct risks of investing in the Portfolio include:

Performance Risk.    The investment performance of a Portfolio that invests all or substantially all of its assets in Underlying Portfolios may be adversely affected if the Underlying Portfolios are unable to meet their investment objectives or the Portfolio allocates a significant portion of its assets to an Underlying Portfolio that performs poorly, including relative to other Underlying Portfolios.

Asset Allocation Risk.    The Portfolio’s ability to achieve its investment objective depends upon MetLife Advisers’ analysis of

MetLife Aggressive Strategy Portfolio

various factors and MetLife Advisers’ ability to select the appropriate mix of asset classes based on its analysis of such factors, which may prove incorrect. The Portfolio may experience losses or poor relative performance if MetLife Advisers allocates a significant portion of the Portfolio’s assets to an asset class that does not perform as MetLife Advisers anticipated, including relative to other asset classes. The Portfolio may underperform funds that allocate their assets differently than the Portfolio.

Indirect risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:

Market Risk.    An Underlying Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by an Underlying Portfolio.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style.

Portfolio Turnover Risk.    The investment techniques and strategies utilized by the Underlying Portfolios might result in a high degree of portfolio turnover. High portfolio turnover rates will increase the Underlying Portfolios’ transaction costs, which can adversely affect the returns on the Portfolio’s investments in those Underlying Portfolios.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

The bar chart below shows you the performance of the Portfolio’s Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2009	20.18%
Lowest Quarter	4th – 2008	-24.41%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	Since Inception	Inception Date
Class A	16.92%	1.65%	4.01%	5-2-05
Class B	16.50%	1.35%	3.89%	11-4-04
Dow Jones Aggressive Index (reflects no deduction for mutual fund fees and expenses)	19.43%	4.78%	7.27%*
* Index performance is from 11-4-04.

Management

Adviser.    MetLife Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers.    The Portfolio is managed by a committee led by Elizabeth M. Forget. Other members of the committee are Alan C. Leland, Jr., Darrel A. Olson, Thomas C. McDevitt and Jeffrey L. Bernier. Ms. Forget and Messrs. Leland, Olson and McDevitt have been members of the committee since 2004; Mr. Bernier, since 2008.

MetLife Aggressive Strategy Portfolio

For more information about the adviser and the portfolio managers, please see “Additional Information about Management—The Adviser” in the Prospectus and “Investment Advisory and Other Services—The Adviser” and “Investment Advisory and Other Services—Portfolio Management” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MetLife Aggressive Strategy Portfolio

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